UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

89bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39122	36-4946844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 Sansome Street, Second Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(415) 432-9270

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETNB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2024, 89bio, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 2.02 and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose information regarding the Company’s results of operations and financial condition for the quarter ended March 31, 2024, are being furnished to the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

89bio, Inc.

Date: May 9, 2024	By:	/s/ Rohan Palekar
Rohan Palekar
Chief Executive Officer